Exhibit 99.1

Slide:           1           Westfield Financial, Inc.FIG Partners' 9th Annual Bank CEO ForumSeptember 16 – 17, 2013Atlanta, GeorgiaOther Placeholder:1

Slide:           2           Forward – looking statements                                                                 Today’s presentation may contain “forward-looking statements,” which may be identified by the use of suchwords as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated” and “potential.”  Examples offorward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates.  These factors include, but are not limited to:  changes in the interest rate environment that reduce margins;   changes in the regulatory environment; the highly competitive industry and market area in which we operate; general economic conditions, either nationally or regionally, resulting in, among other things, a deterioration in credit quality; changes in business conditions and inflation; changes in credit market conditions;changes in the securities markets which affect investment management revenues; increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments could adversely affect our financial condition;         changes in technology used in the banking business; the soundness of other financial services institutions which may adversely affect our credit risk;certain of our intangible assets may become impaired in the future;our controls and procedures may fail or be circumvented;new line of business or new products and services, which may subject us to additional risks;changes in key management personnel which may adversely impact our operations;the effect on our operations of recent legislative and regulatory initiatives that were or may be enacted in response to the ongoing financial crisis;severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business; andother factors set forth in our Annual Report on Form 10-K for this year ended December 31, 2012, and other reports filed by us with the Securities and Exchange Commission (“SEC”).Any or all of our forward-looking statements in today’s presentation or in any other public statements we make may turn out to be wrong.  They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties.  Consequently, no forward-looking statements can be guaranteed.  We disclaim any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events. Other Placeholder:2

Slide:           3           Overview                      A bank holding company headquartered in Westfield, MA with $1.3 billion in assets, 11 branches throughout Hampden County in western Massachusetts and a new banking center in Granby, CT.Strong lending culture and historical focus on commercial business lending.Key differentiator from other legacy mutual thrifts.21% C&I loans and 19% owner occupied CRE as of June 30, 2013.Loan growth of 2.0% since December 31, 2012; 3.9% since June 30, 2012.Strong credit quality always essential – NPL / Loans of 0.54% as of June 30, 2013.In cities where we have branches, ranked #3 in deposit market share (#5 in Hampden County).EPS of $0.16 per share through June 2013, up 23% from $0.13 for same time period in 2012.Regulatory capital ratios extremely strong and capital rationalization a priority.  Equity to assets of 12.40% at June 30, 2013, down from 29.03% at December 31, 2006. Actively returned capital to shareholders with $0.17 per share in dividends and 2.1 million shares       repurchased in 2013.Strong and seasoned management team with long tenure at WFD.The Company’s top five senior officers have a combined 116 years of experience in the banking  industry and 82 years of tenure with WFD.Other Placeholder:3

Slide:           4           Strategy                      Our markets are poised for significant recovery as the economy improves.Large banks are not focused on small and mid-sized consumers and businesses.Grow our business by focusing on our strengths and leveraging our capital:continue attracting top bankers and targeting high growth and demographically strong markets;combination of organic growth and strategic acquisitions; andbalance leveraging capital to create return versus returning excess capital to shareholders.Focus on C&I and CRE portfolios by targeting businesses in western Massachusetts and northern Connecticut.C&I relationships include transactional deposit account relationships.Hired 2 new commercial lenders in 2012 with nearly 50 years of combined experience.Provide technology solutions in demand by our customers, including mobile banking.Grow residential real estate lending to diversify risk and deepen customer relationships.Other Placeholder:4

Slide:           5           $ in millions                      Total Loans TOTAL LOANS 300 350 400 450 500 550 600 650 2008 2009 2010 2011 2012 Jun-13 481 477 509 554 595 607 5 Other Placeholder: 5

Slide:           6           Experienced Commercial Lending Team Years Lending Years with Westfield Bank Prior Experience James Hagan President and CEO 29 19 Fleet Bank Allen Miles EVP and Senior Lender 25 15 Westbank, Bank of New England Dennis Keefe 34 2 Berkshire Bank, Fleet Bank Richard Hanchett 27 6 New Alliance Bank Bruce Eger 26 14 Fleet Bank Bernard Donnelly 25 4 Peoples United Bank Louis Gorman 24 13 United Bank, Fleet Bank Thomas Cebula 17 2 Fleet Bank Michael Harrington 15 6 New Alliance Bank Sharon Czarnecki 6 21 Credit Analyst, Westfield Bank Brittany Kelleher 4 6 Credit Analyst, Westfield Bank  Other Placeholder:6

Slide:           7           Diversified Loan Portfolio                                                      As of June 30, 2013                                           $ in millions Owner Occupied $115.0 19% Non-Owner Occupied $128.5 21% Consumer Loans $1.7 1% Home Equity $34.2 5% Residential Real Estate $198.5 33% Commercial & Industrial $128.7 21%   Other Placeholder: 7

Slide:           8           As of June 30, 2013                                           $ in millions                      Commercial Loan Portfolio By Market Segment Manufacturing $58.1 16% Wholesale Trade $39.8 11% Retail Trade $30.0 8% Real Estate, Rental & Leasing $117.4 31% Professional, Scientific & Technical $26.3 7% Educational & Health Care $33.1 9% Arts, Entertainment & Recreation $29.9 8% Other $37.9 10%    Other Placeholder:8

Slide:           9           As of June 30, 2013                                           $ in millions                      Granularity Of Commercial Loan Relationships < $6 Million & > $12 million $139.5 35% Over $12 million $31.9 9% Under $6 Million $200.8 56%

Slide:           10           Consistently Strong Credit Quality                                                                                                                        Jun 30, 2013Dec 31, 2012 Allowance for loan losses as a                            1.23%       1.31%percentage of total loans Nonperforming loans as a          0.54%       0.51%percentage of total loansNonperforming assets as a           0.25%       0.31%percentage of total assetsOther Placeholder:10

Slide:           11           (1) As of  6/30/2013 or the most recent quarter for which regulatory filings are available; excludes NBN which has unique business planSource:  Company SEC filings and call reports Commercial Business Lending C&I Loans as % of Total Loans All public banks in New England between $500 million and $5 billion in total assets (1)  0.00 3.00 6.00 9.00 12.00 15.00 18.00 21.00 24.00 27.00 CXBT KTHN EBTC WFD CBNK SIFI NWYF MBVT CMTV FBNK UBNK RCKB HBNK SAL Median FNLC CAC NVSL CNBKA BHB PNBK NHTB WASH CATC UNB EBSB PEOP BLMT HIFS Other Placeholder:11

Slide:           12           Price to Tangible Book Value                                                      (1) As of  6/30/2013 or the most recent quarter for which regulatory filings are available; excludes NBN which has unique business planSource:  Company SEC filings and call reports; stock prices as of 9/06/2013.  BNFI is as of 3/31/2013. . . . But our valuation does not reflect our strong commercial platform and focus All public banks and thrifts in New England between $500 million and $5 billion in total assets (1) 50.0 70.0 90.0 110.0 130.0 150.0 170.0 190.0 210.0 230.0 UNB CMTV WASH EBSB CAC HIFS FNLC MBVT BNFI CATC NHTB UBNK CXBT EBTC BHB Median PNBK RCKB HBNK PEOP CNBKA CBNK NWYF SAL FBNK KTHN BLMT SIFI WFD NVSL   Other Placeholder:12

Slide:           13           Branch Footprint Other Placeholder:                                                                13

Slide:           14           $ in millions                      Total Deposits 400 450 500 550 600 650 700 750 800 2008 2009 2010 2011 2012 Jun-13 588 648 700 733 753 783  Other Placeholder: 14

Slide:           15           $ in thousandsSource: SNL Financial                                                                Our Current Deposit Market                                                      Hampden County, Massachusetts By amount of deposits Our market places value on locally owned banks as demonstrated by deposit growth, as compared to out of state owned banks  Out of market banks, 35% Local banks, 48% Credit unions, 17%   2012 June 2012 One Year Five Years Ten Years Branches Deposits Growth $ Growth % Growth $ Growth % Growth $ Growth % Out-of state owned banks 78 3,543,741 143,632 4.20% (406,734) -10.29% 822,520 30.20% Credit Unions 35 1,768,158 104,400 6.30% 466,823 35.90% 667,088 60.60% Locally owned and run banks 80 4,953,150 320,692 6.90% 1,332,468 36.80% 1,753,042 53.90% TOTAL 193 9,696,325 405,655 4.4% 1,392,557 15.70% 3,224,650 45.80%  Other Placeholder:15

Slide:           16           Focus on Core Deposits                                           Total Deposits Grew $195 million (33.16%)Non-Maturity Deposits Grew $198 million (75.86%) June 30, 2013 December 31, 2008 December 31, 2008 Non interest checking, 9% NOW, 14% Savings and MMDA, 21% Time, 56% Non interest checking, 16% NOW, 6% Savings and MMDA, 37% Time, 41% Other Placeholder:16

Slide:           17           Our Current Deposit Market                                                      Cities & Towns where we have branches $ in thousandsSource: SNL Financial Deposits Market Bank Name Branches 06/30/2012 Share 1. TD Bank National Association 13 1,045,617 18.26% 2. United Bank 11 796,686 13.91% 3. Westfield Bank 11 748,216 13.07% 4. PeoplesBank 10 713,799 12.46% 5. Bank of America, NA 13 693,999 12.12% 6. Berkshire Bank 7 439,963 7.68% 7. Hampden Bank 6 300,745 5.26% 8. First Niagara Bank NA 9 252,871 4.42% 9. Peoples United Bank 4 220,640 3.86% 10. RBS Citizens NA 11 149,688 2.61% 11. Sovereign Bank NA 3 90,301 1.58% 12. Nuvo Bank & Trust Co 1 90,119 1.57% 13. Webster Bank, NA 4 69,181 1.21% 14. Easthampton Savings Bank 2 66,326 1.16% 15. Chicopee Savings Bank 1 48,295 0.84% $ in thousands Other Placeholder:17

Slide:           18           Granby Banking Center                                           Full service banking center in Farmington Valley area.Commercial lending reach into Bloomfield, East Granby, Windsor, greater Hartford. Targeting areas with more affluent customers, including the Farmington Valley, which offers a strong residential lending opportunity.We compete well against national banks and have solid expertise in small business and commercial when compared to smaller community banks.More efficient modern branch.Small square footage; approximately 2,100 square feet.Use of  modern technology.Deposit Imaging ATM.Cash Recyclers.Granby links our franchise and our new CT presence; only bank in both areas.Other Placeholder:18

Slide:           19           Granby Target areas                                           The map shows the market 3, 5, and 10 miles from the Granby banking center Other Placeholder:19

Slide:           20           Leveraging Technology                                           We are leveraging technology to fulfill our customers needs for alternative ways to bank.Mobile App for iPhone, iPad  & Android introduced in 2012 Customers can also view account balances and transaction history, transfer money between accounts and pay bills all from their smartphone mobile devices. Remote Deposit Capture Enables commercial customers to deposit checks without leaving the office.Extends the reach of our branch network.Branch Capture at the Teller WindowMore efficient transactions.“On us” checks clear immediately.Other Placeholder:20

Slide:           21           Stable and Consistent Net Interest Margin                                                                           Tax Equivalent Basis 1.00% 1.50% 2.00% 2.50% 3.00% 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 2.55% 2.58% 2.52% 2.47% 2.59% 2.55%  Other Placeholder: 21

Slide:           22           Conservative Securities Portfolio                                                                As of June 30, 2013                                           $ in millions GSE Mortgage - Backed Securities 74.0% New England Municipal Bonds 5.0% Government Sponsored Enterprise Debt 10.4% Equity Securities 1.3% Corporate Bonds 9.1%  Other Placeholder: 22

Slide:           23           As of June 30, 2013                                           Strong Underlying Credit in Securities Portfolio 84.6% Treasury/ Agency AAA 0.2% AA&A 11.1% Less than A 1.8% Split Ratings 1.0% Not Rated 1.3% Treasury/Agency AAA AA & A Less than A Split Ratings Not Rated [Lower Medium Investment Grade] Other Placeholder:23

Slide:           24           Capital Management                                           A Combination of Four Initiatives                                                                Fund organic growth.Repurchase shares of our common stock.Pay dividends to shareholders.Finance acquisitions.We try to effectively balance leveraging our capital to earn a return on our shareholders’ investment versus returning the capital dollar-for-dollar in repurchases and dividends. Other Placeholder:24

Slide:           25           Effectively Leveraging Capital                                                      Shareholders’ equity to assets 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2008 2009 2010 2011 2012 Jun-13 23.44% 20.76% 17.85% 17.34% 14.53% 12.40%  Other Placeholder: 25

Slide:           26           Capital Management                                           Cumulative Return of Capital Since Second Step Conversion On September 12, 2013, the Board of Directors authorized a stock repurchase program under which the Company may purchase up to 1,037,000 shares, or 5% of its outstanding common stock. Percentages at top of bars represent cumulative return of capital via dividends and repurchases as a percentage of net proceeds from second step conversion.  40,000 80,000 120,000 160,000 200,000 2008 2009 2010 2011 2012 1Q '13 2Q '13 17,945 32,540 46,835 61,140 71,861 73,130 76,664 10,483 24,173 40,300 50,371 82,102 89,180 105,101 Dividends Repurchases 28,428 16.6% 56,713 33.0% 87,135 50.7% 111,511 64.9% 153,963 89.7% 162,310 94.3% 181,765 105.9%  Other Placeholder:26

Slide:           27           Effective Price Execution of Repurchases                                                                           Shares Repurchased by Quarter and P/TBV of Repurchases The lower the price, the more active WFD has been in its repurchase activity.  By repurchasing significant numbers of shares below TBV,  WFD has BOTH right-sized its capital level while ALSO increasing tangible book value. SharesRepurch(000) P/TBVofrepurch   repurchasing significant numbers of shares below TBV, WFD has BOTH right-sized its capital level while ALSO increasing tangible book value. 70% 80% 90% 100% 110% 120% 0 500 1,000 1,500 2,000 2,500 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 Shares Repurchased (000) Repurch Price / Last Quarter TBV Other Placeholder:27

Slide:           28           Dividend History $0.00 $0.20 $0.40 $0.60 2008 2009 2010 2011 2012 Jan - Jun 2013 $0.20 $0.20 $0.22 $0.24 $0.24 $0.12 $0.40 $0.30 $0.30 $0.30 $0.20 $0.05 Regular dividends Special dividends 2008 2009 2010 2011 2012 January – June 2013 Regular dividends $0.20 $0.20 $0.22 $0.24 $0.24 $0.12 Dividend payout 71.4% 90.9% 122.2% 218.2% 109.1% 46.2% Dividend yield 2.1% 1.9% 2.7% 2.6% 3.3% 3.3% Total dividends $0.60 $0.50 $0.52 $0.54 $0.44 $0.17 Dividend payout 214.3% 227.3% 288.9% 490.9% 200.0% 65.4% Dividend yield 6.2% 4.8% 6.3% 5.8% 6.0% 4.7%  Other Placeholder:28

Slide:           29           Diluted Earnings Per Share $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 2008 2009 2010 2011 2012 Jan - Jun 2013 $0.22 $0.18 $0.11 $0.22 $0.26 $0.16   Other Placeholder: 29

Slide:           30           Total Return Performance *                                                      Three Year Total Return Versus SNL Thrift Index * Source:  SNL Financial, data as of close of business  September 6, 2013.   (25.00) (20.00) (15.00) (10.00) (5.00) 0.00 5.00 10.00 15.00 20.00 25.00 30.00 WFD SNL U.S. thrift Other Placeholder: 30